SHAREHOLDERS' EQUITY	6 Months Ended
Jun. 30, 2019
Stockholders' Equity Note [Abstract]
SHAREHOLDERS' EQUITY
NOTE 5 -        SHAREHOLDERS' EQUITY

The following changes occurred during the six months ended June 30, 2019:

A.
On February 6, 2019, the Company issued 1,881,500 units, at a purchase price of $2.58 per unit, and 1,024,876 pre-funded units, at a purchase price of $2.57 per pre-funded unit, in a registered direct offering. Each unit consisted of one ordinary share of the Company and one Series D Warrant to purchase 0.5 ordinary share of the Company. Each pre-funded unit consisted of one pre-funded warrant to purchase one ordinary share and one Series D Warrant to purchase 0.5 ordinary share. The exercise price of each pre-funded warrant included in the pre-funded unit was $0.01 per share. The Series D Warrants have an exercise price of $2.58 per ordinary share and are immediately exercisable and will expire on the fifth anniversary of the original issuance date. The Company received gross proceeds from the registered direct offering of approximately $7.5 million (including proceeds from the exercise of 1,024,876 pre-funded warrants), or $6.5 million, net of issuance expenses in the amount of $987 thousands.

B.	Warrants that expired during the six months ended June 30, 2019:

On June 1, 2019, certain warrants that were granted in June 1, 2009 to purchase 3,487 and 4,202 ordinary shares at an exercise price of $59.88 and $65.56 per share, respectively, expired.